UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2023

Ontrak, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31932	88-0464853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Paseo Verde Parkway, Suite 280, Henderson, NV 89052
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code   (310) 444-4300

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OTRK	The NASDAQ Global Market
9.50% Series A Cumulative Perpetual Preferred Stock, $0.0001 par value	OTRKP	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

The information reported under Item 7.01 of this report with respect to stockholders’ equity as of December 31, 2022 is incorporated into this Item 2.02 by reference.

The information furnished in this Item 2.02 shall not be deemed (a) “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section or (b) incorporated by reference into any filing under the Securities Act of 1933 (the “Securities Act”), or into another filing under the Exchange Act, unless that filing expressly incorporates by reference this Item 2.02.

Item 7.01 Regulation FD Disclosure.

Stockholders’ Equity

The stockholders’ equity of Ontrak, Inc. (the “Company,” “we,” “our,” or “us”) as of December 31, 2022 was $5.7 million.

As a result of certain transactions described below, the Company believes its stockholders’ equity as of March 13, 2023 is at least $5.0 million.

As previously reported, as a result of the approval by our stockholders of the issuance of shares of our common stock, convertible notes and the shares of our common stock issuable upon conversion thereof, and warrants to purchase shares of our common stock and the shares of our common stock issuable upon exercise thereof, in each case, pursuant to that certain Master Note Purchase Agreement dated April 15, 2022, as amended, between us and Acuitas Capital LLC (“Acuitas Capital”) (the “Keep Well Agreement”), in February and March 2023, (a) we issued 2,038,133 shares of our common stock to Acuitas Capital, (b) warrants to purchase 1,775,148 shares of our common stock we previously issued to Acuitas Capital pursuant to the Keep Well Agreement were exchanged for warrants to purchase 33,333,333 shares of our common stock and (c) we issued a warrant to purchase 8,888,889 shares of our common stock. The issuance of such securities resulted in an increase to additional paid-in capital, which is a component of stockholders’ equity.

Nasdaq Listing

As previously reported, on September 14, 2022, the Company received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company no longer meets the minimum bid price requirement set forth in Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”) because the closing bid price for the Company’s common stock was less than $1.00 for the previous 30 consecutive business days. Under Nasdaq Listing Rule 5810(c)(3)(A), the Company had a 180-calendar day grace period, or until March 13, 2023, to regain compliance with the Minimum Bid Price Requirement. On March 7, 2023, the Company applied to transfer the listing of its common stock from The Nasdaq Global Market to The Nasdaq Capital Market. If such transfer is approved, the Company expects that it will be granted an additional 180 calendar day compliance period, or until September 9, 2023, to regain compliance with the Minimum Bid Price Requirement. In connection with the Company’s application to transfer the listing of its common stock, the Company notified Nasdaq of the Company’s intention to cure the non-compliance with the Minimum Bid Price Requirement during the additional 180-day compliance period, such as by effecting a reverse stock split, if necessary.

The Company believes it satisfies the conditions to transfer the listing of its common stock to The Nasdaq Capital Market, however, no assurances can be given that Nasdaq will approve such transfer or that the Company will be granted an additional 180 calendar day compliance period to regain compliance with the Minimum Bid Price Requirement. If the Company’s application to transfer the listing of its common stock to The Nasdaq Capital Market is not approved, the Company expects that it will receive a delisting determination notice and will be afforded seven days to request that a Nasdaq hearings panel review the delisting determination. If the Company makes such request, the Company expects that its appeal will be heard by a Nasdaq hearing panel within 45 days of its request for a hearing. A timely request for a hearing will ordinarily stay the suspension and delisting action pending the issuance of a written panel decision. There can be no assurance that the Company will request that a Nasdaq hearings panel review the delisting determination or, if it does, the outcome of the hearing. If the Company does not timely request a hearing, or if the Company does and its appeal is unsuccessful, the Company’s common stock will be delisted from Nasdaq.

Maintaining the listing of our common stock on Nasdaq is a condition precedent to receiving the remaining $6.0 million that we will borrow under the Keep Well Agreement. In addition, if our common stock is ultimately delisted by Nasdaq, and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, then we could face significant material adverse consequences, including:

•less liquid trading market for our securities;
•more limited market quotations for our securities;
•determination that our common stock is a “penny stock” that requires brokers to adhere to more stringent rules and possibly resulting in a reduced level of trading activity in the secondary trading market for our securities;
•more limited research coverage by stock analysts;
•loss of reputation; and
•more difficult and more expensive equity financings in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” If our common stock remains listed on Nasdaq, our common stock will be covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. If our securities were no longer listed on Nasdaq and therefore not “covered securities”, we would be subject to regulation in each state in which we offer our securities.

The information furnished in this Item 7.01 shall not be deemed (a) “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section or (b) incorporated by reference into any filing under the Securities Act, or into another filing under the Exchange Act, unless that filing expressly incorporates by reference this Item 7.01.

Cautionary Statement Regarding Forward-Looking Statements

This report contains “forward-looking” statements that are based on the Company’s beliefs and assumptions and on information currently available to the Company on the date of this report. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “continue,” “could,” “design,” “estimate,” “expect,” “may,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, the Company’s belief regarding its stockholders’ equity as of March 13, 2023, the Company's belief that it satisfies the conditions to transfer the listing of its common stock to The Nasdaq Capital Market, and the Company’s expectations that it will be granted an additional 180 calendar day compliance period to regain compliance with the Minimum Bid Price Requirement. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by forward-looking statements, including, without limitation, the risk that Nasdaq does not approve the Company’s application to transfer the listing of its common stock to The Nasdaq Capital Market or grant the Company an additional 180 calendar day compliance period to regain compliance with the Minimum Bid Price Requirement. Further information on factors that could cause the Company’s actual results to differ materially from the results anticipated by the Company’s forward-looking statements is included in the reports the Company has filed with the U.S. Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q. Except as required by law, the Company assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ontrak, Inc.

Date: March 13, 2023	By:	/s/ James J. Park
James J. Park
Chief Financial Officer

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